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Exhibit 99(a)(1)(ii)

        LETTER OF TRANSMITTAL
TO TENDER SHARES OF COMMON STOCK
PURSUANT TO THE
OFFER TO PURCHASE DATED APRIL 22, 2005
BY
CONTINENTAL MATERIALS CORPORATION
OF
UP TO 400,000 SHARES OF ITS COMMON STOCK,
PAR VALUE $0.25 PER SHARE
AT A PURCHASE PRICE NOT GREATER THAN $30.50
NOR LESS THAN $27.50 PER SHARE

CONTINENTAL MATERIALS CORPORATION'S OFFER AND YOUR RIGHT TO
WITHDRAW YOUR SHARES WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
FRIDAY, MAY 20, 2005, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

LASALLE BANK NATIONAL ASSOCIATION

By Mail, Hand or Overnight Courier:
135 S. LaSalle St., Suite 1811
Attn: Shareholder Services
Chicago, IL 60603

By Facsimile Transmission:
(For Eligible Institutions Only)
312-904-2236

For Confirmation Only:
Telephone: 312-904-2458

        The Offer to Purchase and this Letter of Transmittal, including the accompanying instructions, should be read carefully before this Letter of Transmittal is completed. You must sign the Letter of Transmittal in the appropriate space provided and complete the substitute form W-9 included herein.

        For this Letter of Transmittal to be validly delivered, it must be received by LaSalle Bank National Association (the "Depositary") as set forth above before the Offer expires (in addition to the other requirements detailed in this letter and its instructions). Delivery of this Letter of Transmittal to Continental Materials Corporation, Georgeson Shareholder Communications, the Information Agent, or the book-entry transfer facility will not be forwarded to the Depositary and will not constitute a valid delivery.

WHEN THIS LETTER OF TRANSMITTAL SHOULD BE USED:

  •
  You should complete this Letter of Transmittal only if (1) you are including with this letter certificates representing the shares that you are tendering (or if the certificates will be delivered pursuant to a Notice of Guaranteed Delivery you have previously sent to the Depositary) or (2) a tender of shares is to be made by book-entry transfer to the account maintained by the Depositary at the Depository Trust Company, referred to as the "book-entry transfer facility," pursuant to Section 6 of the Offer to Purchase.

        If you want to tender your shares in the Offer but (1) your certificates are not immediately available, (2) you cannot deliver all documents required by this Letter of Transmittal to the Depositary before the Offer expires, or (3) you cannot comply with the procedure for book-entry transfer on a timely basis, you can still tender your shares if you comply with the guaranteed delivery procedure set forth in Section 6 of the Offer to Purchase. See Instruction 2.

        Your attention is directed in particular to the following:

          1.     If you want to retain your shares, you do not need to take any action.

          2.     If you want to participate in the Offer and wish to maximize the chance of having Continental Materials Corporation ("Continental Materials" or the "Company") accept for payment shares you are tendering hereby, you should check the box marked "Shares Tendered at Price Determined Pursuant to the Offer" and complete the other portions of this Letter of Transmittal as appropriate. You should understand that this selection has the same effect as if you had selected the minimum price of $27.50 per share.

          3.     If you wish to select a specific price at which you will be tendering your shares, you should select one of the boxes in the section captioned "Shares Tendered at Price Determined by Stockholder" and complete the other portions of this Letter of Transmittal as appropriate.

        IN ANY EVENT, YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS OR TOLL-FREE NUMBER INDICATED ON THE BACK COVER OF THIS LETTER OF TRANSMITTAL.

        LIST BELOW THE CERTIFICATE NUMBERS AND NUMBER OF SHARES TO WHICH THIS LETTER OF TRANSMITTAL RELATES. IF THE SPACE PROVIDED BELOW IS INADEQUATE, LIST THE CERTIFICATE NUMBERS TENDERED ON A SEPARATELY EXECUTED AND SIGNED SCHEDULE AND AFFIX THE SCHEDULE TO THIS LETTER OF TRANSMITTAL. THE NAMES AND ADDRESSES OF THE STOCKHOLDERS SHOULD BE PRINTED, IF NOT ALREADY PRINTED BELOW, EXACTLY AS THEY APPEAR ON THE CERTIFICATES REPRESENTING THE SHARES TENDERED HEREBY. THE SHARES THAT THE UNDERSIGNED WISHES TO TENDER SHOULD BE INDICATED IN THE APPROPRIATE BOXES.

DESCRIPTION OF SHARES TENDERED (See Instructions 3, 4 and 9)

Name(s) and Address(es) of Registered Holder(s) (Please use preaddressed label or fill in exactly as name(s) appear(s) on Certificate(s))	Shares Tendered (Attach signed additional list, if necessary)

	Share Certificate Number(s)*	Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Certificated Shares Tendered:

Total Shares Tendered***:

*	Need not be completed if shares are delivered by book-entry transfer.
**	If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.
***	If you do not designate an order, in the event that less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary. See Instruction 9.

ADDITIONAL INFORMATION REGARDING TENDERED SHARES

☐
CHECK HERE IF ANY CERTIFICATE EVIDENCING THE SHARES YOU ARE TENDERING WITH THIS LETTER OF TRANSMITTAL HAS BEEN LOST, STOLEN, DESTROYED OR MUTILATED. If so, you should contact the Depositary at 312-904-5042, Attn. Shareholder Services, for instructions as to obtaining an Affidavit of Loss. You must submit the Affidavit of Loss together with this Letter of Transmittal in order to receive payment for shares that are tendered and accepted for payment. You may be required to post a bond to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the Depositary immediately in order to receive further instructions, to permit timely processing of this documentation, and for a determination as to whether you will need to post a bond. The number of shares represented by lost or destroyed certificates:                         .

☐
CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

Depository Trust Company Participant Number
(if Delivered by Book-Entry):

Transaction Code Number (if Delivered by Book-Entry):

PRICE AT WHICH YOU ARE TENDERING
(See Instruction 5)

        You must check one box and only one box if you want to tender your shares. If more than one box is checked or if no box is checked, your shares will not be properly tendered.

SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER

☐
I want to maximize the chance of having the Company accept for purchase all the shares I am tendering (subject to the possibility of proration). Accordingly, by checking this one box instead of one of the price boxes below, I hereby tender shares at, and am willing to accept, the purchase price resulting from the Offer process. This action could result in receiving a price as low as $27.50 per share.

OR

SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER

        By checking one of the boxes below instead of the box above, "Shares Tendered at Price Determined Pursuant to the Offer," I hereby tender shares at the price checked. I understand this action could result in none of the shares being purchased if the purchase price determined by the Company for the shares is less than the price checked below. A stockholder who desires to tender shares at more than one price must complete a separate Letter of Transmittal for each price at which shares are tendered. The same shares cannot be tendered, unless previously properly withdrawn as provided in Section 7 of the Offer to Purchase, at more than one price.

☐ $27.50	☐ $28.25	☐ $29.00	☐ $29.75	☐ $30.50
☐ $27.75	☐ $28.50	☐ $29.25	☐ $30.00
☐ $28.00	☐ $28.75	☐ $29.50	☐ $30.25

IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES OF COMMON STOCK.

CONDITIONAL TENDER
(See Instruction 6)

        You may condition your tender of shares on the Company purchasing a specified minimum number of your tendered shares, as described in Section 9 of the Offer to Purchase. Unless the minimum number of shares you indicate below is purchased by the Company in the Offer, none of the shares you tendered will be purchased. It is your responsibility to calculate the minimum number of shares that must be purchased if any are purchased, and you are urged to consult your own tax advisor before completing this section. Unless this box has been checked and a minimum number of shares specified, your tender will be deemed unconditional.

☐
The minimum number of shares that must be purchased, if any are purchased, is:
                         shares.

        If because of proration, the minimum number of shares that you designated above will not be purchased, Continental Materials may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and checked this box:

☐
The tendered shares represent all shares held by me.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 4, 7, 8 and 10)

        Complete this box ONLY if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price to be issued in the name of someone other than you, or if you want shares that you delivered by book-entry transfer to be returned by credit to an account at the book-entry transfer facility other than the one designated earlier.

Issue: ☐ Check    ☐ Certificate(s) to:

Name:	(Please Print)
Address:

(Include Zip Code)
Tax Identification or Social Security Number:
(See Substitute Form W-9)
  ☐
  Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

Account Number:

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 4, 7 and 10)

          Complete this box ONLY if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price to be mailed or sent to someone other than you or to you at an address other than that designated earlier.

  Mail: ☐ Check    ☐ Certificate(s) to:

Name:	(Please Print)
Address:

(Include Zip Code)

          The Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if the Company does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

NOTE:
SIGNATURES MUST BE ON PAGE 8 UNDER THE HEADING "IMPORTANT—STOCKHOLDERS SIGN HERE" IF YOU WANT TO TENDER YOUR SHARES. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

To LaSalle Bank National Association:

        The undersigned hereby tenders to Continental Materials Corporation, a Delaware corporation ("Continental Materials" or the "Company"), the above-described shares of the Company's common stock, $0.25 par value per share, at the price per share indicated in this Letter of Transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 22, 2005, receipt of which is hereby acknowledged, and in this Letter of Transmittal, as amended or supplemented from time to time (which together constitute the "Offer").

        Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, the Company all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book-entry transfer and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the Depositary also acts as the agent of the Company, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          1.     deliver certificate(s) representing such shares or transfer ownership of the shares on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to the shares;

          2.     present certificates for such shares for cancellation and transfer on the Company's books; and

          3.     receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the Offer.

        The undersigned covenants, represents and warrants to the Company that:

          1.     the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and when and to the extent accepted for payment, the Company will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claim;

          2.     the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 6 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4; and

          3.     the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered.

        The undersigned understands that the Company's acceptance of shares tendered pursuant to any one of the procedures described in Section 6 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will the Company pay interest on the purchase price regardless of any extension of the Offer or any delay in making payment.

        The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates evidencing shares tendered. The certificate numbers, the number of shares evidenced by the certificates, and the number of shares that the undersigned wishes to tender should be set forth in the appropriate boxes above. The price at which such shares are being tendered should be indicated in the box above.

        The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, purchase up to 400,000 shares of its common stock, par value $0.25 per share at a purchase price not greater than $30.50 nor less than $27.50 per share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer, including the proration and conditional tender provisions. The Company will select the lowest purchase price out of all of the prices at which shares are tendered in the Offer within the purchase price range that will allow the Company to buy the lesser of (1) all of the shares properly tendered and not properly withdrawn or (2) 400,000 shares. All shares acquired in the Offer will be acquired at the same purchase price. The undersigned understands that all shares properly tendered prior to the expiration date at prices at or below the purchase price and not withdrawn will be purchased at the purchase price, upon the terms and subject to the conditions of the Offer, including the proration and conditional tender provisions, and that the Company will return all other shares not purchased pursuant to the Offer, including shares tendered at prices greater than the purchase price and not withdrawn prior to the expiration date and shares not purchased because of proration or conditional tenders, promptly following the expiration date.

        The undersigned recognizes that, under the circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered hereby. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above. The undersigned acknowledges that the Company has no obligation, pursuant to the "Special Payment Instructions" box, to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if the Company does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

        The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned shall be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  IMPORTANT—STOCKHOLDERS SIGN HERE
  (Please complete and return the attached substitute Form W-9 contained herein)

          Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 7.

X

X

(Signature(s) of Owner(s))
Dated:	, 2005
Name(s):	(Please Print)
Capacity (full title):
Address:	(Include Zip Code)
Daytime Area Code and Telephone Number:
Tax Identification or Social Security Number:	(See Substitute Form W-9)

  GUARANTEE OF SIGNATURE(S)
  (See Instructions 1 and 7)

Authorized Signature:
Name:	(Please Print)
Title:
Name of Firm:
Address:	(Include Zip Code)
Area Code and Telephone Number:
Dated:	, 2005

TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
(See Instruction 13)

PAYOR'S NAME: LASALLE BANK NATIONAL ASSOCIATION

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service (See Instruction 13)	PART 1—Please provide your TIN in the box at the right and certify by signing and dating below.	Social Security Number(s) OR Employer Identification Number(s)

	PART 2—Certification—Under penalties of perjury, I certify that:	PART 3— Awaiting TIN ☐

Please fill in your name and address:	1. The number shown on the form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and	PART 4—For Payee Exempt from backup withholding
Name Address City, State and Zip Code
	2. I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.	Exempt ☐

Certification Instructions—You must cross out Item (2) in Part 2 above if you have been notified by the IRS that you currently are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out Item (2). If you are exempt from backup withholding, check the box in Part 4 above.
Signature:	Date:	, 2005

        NOTE: Failure to complete and return this form may result in backup withholding of 28% of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

        You must complete the following certificate if you checked the box in Part 3 of Substitute Form W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number prior to the purchase of my shares pursuant to the Offer, 28% of all reportable payments made to me in connection with the purchase of my shares will be withheld.

Signature:	Date:	, 2005

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    GUARANTEE OF SIGNATURES.    Depending on how the certificates for your shares are registered and to whom you want payments or deliveries made, you may need to have the signatures on this Letter of Transmittal guaranteed by an eligible guarantor institution. No signature guarantee is required if either:

          (a)   this Letter of Transmittal is signed by the registered holder(s) of the shares tendered (which, for these purposes, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) exactly as the name of the registered holder(s) appears on the certificate(s) for the shares and payment and delivery are to be made directly to the holder, unless the holder has completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

          (b)   the shares are tendered for the account of a bank, broker, dealer, credit union, savings association, or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association, or other entity which is an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 promulgated under the Exchange Act.

        In all other cases, including if you have completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, an eligible guarantor institution must guarantee all signatures on this Letter of Transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 7.

        2.    DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.    For your shares to be properly tendered, you must follow one of the following procedures:

          (a)   The Depositary must receive all of the following at its address above in this Letter of Transmittal before Continental Materials' Offer expires:

    •
    either (1) the certificates for the shares or (2) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2; AND

    •
    either (1) a properly completed and executed Letter of Transmittal or manually signed facsimile of it, including any required signature guarantees, (2) an "agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer, or (3) a specific acknowledgement in the case of a tender through the "automated tender offer program" described in this Instruction 2; AND

    •
    any other documents required by this Letter of Transmittal.

  OR

          (b)   You must comply with the guaranteed delivery procedure set forth below.

        Book-Entry Delivery.    Any institution that is a participant in the book-entry transfer facility's system may make book-entry delivery of the shares by causing the book-entry transfer facility to transfer shares into the Depositary's account in accordance with the book-entry transfer facility's procedures for transfer. Delivery of this Letter of Transmittal or any other required documents to the book-entry transfer facility does not constitute delivery to the Depositary.

        Agent's Message.    The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the Depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against such participant.

        Guaranteed Delivery.    If you want to tender your shares but your share certificate(s) are not immediately available or cannot be delivered to the Depositary before the Offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary before the Offer expires, your shares may still be tendered, if all of the following conditions are satisfied:

          (a)   the tender is made by or through an eligible guarantor institution;

          (b)   the Depositary receives by hand, mail, overnight courier or facsimile transmission, before the expiration date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal, including (where required) a signature guarantee by an eligible guarantor institution in the form set forth in the Notice of Guaranteed Delivery; and

          (c)   all of the following are received by the Depositary within three American Stock Exchange trading days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery:

    •
    either (1) the certificates for the shares or (2) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2, AND

    •
    one of (1) a properly completed and executed Letter of Transmittal or manually signed facsimile of it, including any required signature guarantees, (2) an "agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer or (3) a specific acknowledgement in the case of a tender through the "automated tender offer program" described in this Instruction 2, AND

    •
    any other documents required by this Letter of Transmittal.

        THE METHOD OF DELIVERING ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT YOUR ELECTION AND RISK. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        Except as specifically permitted by Section 9 of the Offer to Purchase, the Company will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.

        3.    INADEQUATE SPACE.    If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate schedule that is signed by the stockholder and attached to this Letter of Transmittal.

        4.    PARTIAL TENDERS AND UNPURCHASED SHARES.    If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued (when necessary) and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" in this Letter of Transmittal, promptly after the expiration date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered. (This paragraph does not apply to stockholders who tender by book-entry transfer.)

        If any tendered shares are not purchased or are properly withdrawn, or if less than all shares evidenced by a stockholder's certificates are tendered, certificates for unpurchased shares will be returned promptly after the expiration or termination of the Offer or the proper withdrawal of the shares, as applicable. In the case of shares tendered by book-entry transfer at the book-entry transfer facility, the shares will be credited to the appropriate account maintained by the tendering stockholder at the book-entry transfer facility. In each case, shares will be returned or credited without expense to the stockholder.

        5.    INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED.    For shares to be properly tendered, the stockholder MUST either (1) check the box captioned "Shares Tendered at Price Determined Pursuant to the Offer" in order to maximize the chance of having the Company purchase all of the shares tendered (subject to the possibility of proration); or (2) check the box indicating the price per share at which such stockholder is tendering shares under the caption "Shares Tendered at Price Determined by Stockholder" in this Letter of Transmittal. CHECK ONE BOX ONLY. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A stockholder wishing to tender portions of such holder's share holdings at different prices must complete a SEPARATE Letter of Transmittal for each price at which such holder wishes to tender each such portion of such holder's shares. The same shares cannot be tendered (unless previously properly withdrawn as provided in Section 7 of the Offer to Purchase) at more than one price.

        6.    CONDITIONAL TENDERS.    As described in Sections 1, 6 and 9 of the Offer to Purchase, you may tender shares subject to the condition that all or a specified minimum number of your shares tendered pursuant to this Letter of Transmittal or a Notice of Guaranteed Delivery must be purchased if any shares tendered are purchased.

        If you wish to make a conditional tender you must indicate this in the box captioned "Conditional Tender" in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.

        As discussed in Section 9 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and check the box so indicating. Upon selection by lot, if any, the Company will limit its purchase in each case to the designated minimum number of shares.

        All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

        The conditional tender alternative is made available so that a stockholder may seek to structure the purchase of shares pursuant to the Offer in such a manner that the purchase will be treated as a sale of such shares by the stockholder, rather than the payment of a dividend to the stockholder, for federal income tax purposes. It is the tendering stockholder's responsibility to calculate the minimum number of shares that must be purchased from the stockholder in order for the stockholder to qualify for sale rather than dividend treatment. Each stockholder is urged to consult his or her own tax advisor.

        7.    SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

        Exact Signature.    If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

        Joint Holders.    If the shares tendered are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

        Different Names on Certificates.    If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

        Endorsements.    When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, no endorsements of certificates representing the shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an eligible institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates listed, or if payment is to be made or certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificates, and the signatures on the certificates or stock powers must be guaranteed by an eligible institution. See Instruction 1.

        Signatures of Fiduciaries.    If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to the Company of his or her authority to so act.

        8.    STOCK TRANSFER TAXES.    Except as provided in this Instruction 8, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. The Company will pay any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the Offer. If, however, (a) payment of the purchase price is to be made to any person other than the registered holder(s); (b) shares not tendered or rejected for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or (c) certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the Depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

        9.    ORDER OF PURCHASE IN EVENT OF PRORATION.    As described in Section 1 of the Offer to Purchase, stockholders can specify in the "Description of Shares Tendered" box of this Letter of Transmittal the order in which specified portions of their shares will be purchased if, as a result of the proration provisions or otherwise, some but not all of the tendered shares are purchased in the Offer. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Sections 1 and 5 of the Offer to Purchase.

        10.    SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.    If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

        11.    IRREGULARITIES.    All questions as to the number of shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by the Company in its sole discretion and that determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of any shares that it determines are not in proper form or the acceptance for payment of or payment for which it determines may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender with respect to any particular shares or any particular stockholder, and the Company's interpretation of the terms of the Offer (including these Instructions) will be final and binding on all parties. No tender of shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering stockholder or waived by the Company. Unless waived, any defects and irregularities in connection with tenders must be cured within the time period, if any, the Company determines. None of the Company, the Depositary, or any other person will be under any duty to give notification of any defects or irregularities in any tender or incur any liability for failure to give any such notification.

        12.    QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.    Questions and requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be directed to the Information Agent at the telephone number and address set forth on the back cover of this Letter of Transmittal. You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Offer.

        13.    TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING.    Federal income tax law generally requires that a stockholder whose tendered shares are accepted for purchase, or the stockholder's assignee (in either case, the "payee"), provide the Depositary with the payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a payee who is an individual, is the payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, the payee may be subject to penalties imposed by the IRS and backup withholding in an amount equal to 28% of the gross proceeds received pursuant to the Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

        To prevent backup withholding, each payee must provide the payee's correct TIN by completing the Substitute Form W-9 set forth in this Letter of Transmittal, certifying that the TIN provided is correct (or that the payee is awaiting a TIN) that the payee is a U.S. person (including a U.S. resident alien), and that:

          (a)   the payee is exempt from backup withholding,

          (b)   the payee has not been notified by the Internal Revenue Service that the payee is subject to backup withholding as a result of a failure to report all interest or dividends, or

          (c)   the Internal Revenue Service has notified the payee that the payee is no longer subject to backup withholding.

        If the payee lacks a TIN, the payee should:

          (a)   consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN,

          (b)   write "Applied For" in the space provided in Part 1 of the Substitute Form W-9, and

          (c)   sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document.

        If the payee does not provide the payee's TIN to the Depositary within sixty (60) days, backup withholding will begin and continue until the payee furnishes the payee's TIN to the Depositary. Note that writing "Applied For" on the Substitute Form W-9 means that the payee has already applied for a TIN or that the payee intends to apply for one in the near future.

        If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 guidelines for information on which TIN to report.

        Exempt payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee should check "Exempt" in Part 4 of the Substitute Form W-9. See the enclosed W-9 guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit an appropriate completed IRS Form W-8BEN or Substitute Form W-8BEN, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depositary.

        Non-United States holders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

        14.    WITHHOLDING ON NON-U.S. HOLDERS.    Even if a Non-U.S. Holder (as defined below) has provided the required certification to avoid backup withholding, the Depositary will withhold U.S. federal income taxes equal to 30% of the gross payments payable to a Non-U.S. Holder or such holder's agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because such gross proceeds are effectively connected with the Non-United States Holder's conduct of a trade or business within the United States. In general, a "Non-U.S. Holder" is any stockholder that for U.S. federal income tax purposes is not (1) a citizen or resident of the United States, (2) a corporation or (or other entity treated as a corporation) created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (3) an estate the income of which is subject to U.S. federal income taxation regardless of the source of such income, or (4) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all of the substantial decisions of the trust, or (b) the trust is considered a U.S. person for U.S. federal income tax purposes pursuant to an election made under applicable Treasury regulations. In order to obtain a reduced rate of withholding pursuant to income tax treaty, a Non-U.S. Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8BEN (or other applicable IRS Form). In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-U.S. Holder must deliver to the Depositary a properly completed and executed IRS Form W-8ECI. The Depositary will determine a stockholder's status as a Non-U.S. Holder and eligibility for a reduced rate of, or an exemption from, withholding by reference to outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that such reliance is not warranted. A Non-U.S. Holder may be eligible to obtain a refund of all or a portion of any tax withheld if such Non-U.S. Holder meets those tests described in Section 5 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

        NON-U.S. HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION OF U.S. FEDERAL INCOME TAX WITHHOLDING,

INCLUDING ELIBIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

        15.    LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES.    If your certificate for part or all of your shares has been lost, stolen, misplaced or destroyed, you should contact the Depositary at 312-904-5042, Attn. Shareholder Services, between 9:00 a.m. and 5:00 p.m., New York City time, for instructions as to obtaining an affidavit of loss. The affidavit of loss will then be required to be submitted together with this Letter of Transmittal in order to receive payment for shares that are tendered and accepted for payment. A bond may be required to be posted by you to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the Depositary immediately in order to receive further instructions, to permit timely processing of this documentation and for a determination as to whether you will need to post a bond.

        16.    THE CONTINENTAL MATERIALS CORPORATION EMPLOYEES PROFIT SHARING RETIREMENT PLAN.    Participants in the Continental Materials Corporation Employees Profit Sharing Retirement Plan whose shares are held through New York Life Trust Company may not use this Letter of Transmittal to direct the tender of shares held in their Plan accounts. Participants in the Plan are urged to carefully read the "Letter from New York Life Trust Company to the Participants in the Continental Materials Corporation Employees Profit Sharing Retirement Plan" sent to them separately.

        The Letter of Transmittal and certificates for shares and any other required documents should be sent or delivered by each Continental Materials stockholder or such stockholder's broker, dealer, commercial bank, trust company or nominee to the Depositary at the address set forth below.

The Depositary for the Offer is:

LASALLE BANK NATIONAL ASSOCIATION

By Mail, Hand or Overnight Courier:
135 South LaSalle Street, Suite 1811
Attn: Shareholder Services
Chicago, IL 60603

By Facsimile Transmission:
(For Eligible Institutions Only)
312-904-2236

For Confirmation Only:
Telephone: 312-904-2458

        Any questions or requests for assistance may be directed to the Information Agent at the telephone number and address listed below. Requests for additional copies of this Letter of Transmittal, the Offer to Purchase or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank, trust company, or nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

17 State Street, 10th Floor
New York, NY 10004
Banks and Brokers call: 212-440-9800
All others call toll free: 877-278-4412

QuickLinks

PRICE AT WHICH YOU ARE TENDERING (See Instruction 5)
OR
CONDITIONAL TENDER (See Instruction 6)
TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS (See Instruction 13)
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER